SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):   January 27, 2003
                                                       -------------------------



         BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-2
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                (Exact name of registrant as specified in charter)



                                                                33-0811882
                                                                33-0811885
     New York                       333-34225-06                33-0811888
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(State or other               (Commission File No.)         (I.R.S. Employer
jurisdiction of                                             Identification No.)
organization)



  c/o Deutsche Bank National Trust Company
  1761 East St. Andrew Place
  Santa Ana, CA                                         92705-4934
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  (Address of principal executive offices)             (Zip Code)



Registrant's Telephone Number, including area code: (714) 247-6271
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                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events
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         BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-2

On January 27, 2003, Deutsche Bank Trust Company Americas, as Trustee for BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 1998, among Bank of America Mortgage Securities, Inc. (formerly BA Mortgage Securities, Inc.) as the Depositor (the "Depositor"), Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association and successor to Bank of America, FSB) as Master Servicer (the "Master Servicer"), and Deutsche Bank National Trust Company (as successor to Bankers Trust Company of California, N.A.), as trustee (the "Trustee").


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c) Exhibits

Exhibit No.                               Description
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    99 Report to Holders of BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-2 relating to the distribution date of January 27, 2003 prepared by the Trustee.

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 4, 2003


                          BA MORTGAGE SECURITIES INC MORT PASS THR CERT
                            SERIES 1998-2

                          By: /s/ Judy V. Lowman
                             ---------------------------------------------------
                              Name:  Judy V. Lowman
                                     Vice President
                                     Bank of America Mortgage Securities, Inc.,
                                     as Depositor

                                 EXHIBIT INDEX
                                 -------------



Exhibit


99      Monthly Distribution Date Statement dated January 27, 2003